                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                        SALEM COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[SALEM LOGO]
                        SALEM COMMUNICATIONS CORPORATION

                        4880 SANTA ROSA ROAD, SUITE 300
                              CAMARILLO, CA 93012
                                 (805) 987-0400

                                                                  April 28, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem" or the "company"), scheduled to be held on Wednesday, May 24, 2000 at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, at 10:00 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of directors for Salem. Directors and executive officers of Salem will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

     WE URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     On behalf of the board of directors and all of the employees of Salem, we wish to thank you for your support.

                                       Sincerely yours,

                                       /s/ Stuart W. Epperson

                                       STUART W. EPPERSON
                                       Chairman of the Board

                                       /s/ Edward G. Atsinger III

                                       EDWARD G. ATSINGER III
                                       President and Chief Executive Officer

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR ACCOMPANYING PROXY OR IF YOU NEED ANY HELP IN VOTING YOUR STOCK, PLEASE TELEPHONE JONATHAN L. BLOCK OF SALEM AT (805) 987-0400 TODAY.

          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                        SALEM COMMUNICATIONS CORPORATION
                        4880 SANTA ROSA ROAD, SUITE 300
                              CAMARILLO, CA 93012
                                 (805) 987-0400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Salem Communications Corporation ("Salem" or the "company") will be held on Wednesday, May 24, 2000, at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, at 10:00 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

          1. To elect seven persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

          2. To transact such other business as may properly come before the Annual Meeting or any or all adjournments or postponements thereof.

     Only holders of record of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share of Salem on Monday, April 3, 2000, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by (i) filing with the Corporate Secretary of Salem, prior to the commencement of the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date or (ii) by voting in person at the Annual Meeting.

     If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate place on the proxy card enclosed.

                                          By order of the board of directors

                                          /s/ JONATHAN L. BLOCK
                                          JONATHAN L. BLOCK
                                          Corporate Secretary
Camarillo, California
April 28, 2000

                             YOUR VOTE IS IMPORTANT

 TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT
                   PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                        SALEM COMMUNICATIONS CORPORATION
                        4880 SANTA ROSA ROAD, SUITE 300
                              CAMARILLO, CA 93012
                                 (805) 987-0400
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2000
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "board" or the "board of directors") of Salem Communications Corporation, a Delaware corporation ("Salem" or the "company"), of proxies for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

               INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

GENERAL

     At the Annual Meeting, the stockholders of the company are being asked to consider and to vote upon the election of the seven directors nominated by the company's board of directors to serve until the annual meeting of stockholders to be held in the year 2001. For information regarding the proposal regarding the election of directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS." Shares represented by properly executed proxies received by the company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such card for such directors as the holder of such shares is entitled to vote. Although management does not know of any matter other than the election of directors to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment with respect to any other matters that may properly come before the Annual Meeting.

     Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by (i) filing with the Corporate Secretary of the company, prior to the commencement of the Annual Meeting, a duly executed instrument dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

     The mailing address of the principal executive offices of the company is 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012, and its telephone number is (805) 987-0400. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 28, 2000.
                            ------------------------

              The date of this Proxy Statement is April 28, 2000.

RECORD DATE AND VOTING

     Only stockholders of record on Monday, April 3, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 17,902,392 shares of Class A common stock, par value $0.01 per share ("Class A common stock"), and 5,553,696 shares of Class B common stock, par value $0.01 per share ("Class B common stock") (the Class A common stock and the Class B common stock are collectively referred to as the "common stock"). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the company's Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the Class B stockholders, to elect two "Independent Directors." The two Independent Directors shall be elected by a plurality of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining five directors will be elected by a plurality of the votes of the shares of Class A and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled "ELECTION OF DIRECTORS."

     The presence, in person or by proxy, of the holders of at least a majority of the voting power of the stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders other than the election of directors, thus having the effect of a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the company. Following the mailing of this Proxy Statement, directors, officers and other employees of the company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the company for their reasonable charges and expenses in connection therewith. In addition, the company has retained proxy solicitor Morrow & Co., Inc. to assist in the distribution of proxies and proxy solicitation materials.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     The following table sets forth certain information as of April 17, 2000, except where otherwise indicated, with respect to the directors of the company.

     Each of the directors of the company serves a one-year term and all directors are subject to re-election at each annual stockholders' meeting.

                                  FIRST BECAME
                                  DIRECTOR OF
     NAME OF DIRECTOR       AGE     COMPANY             POSITION HELD WITH THE COMPANY
     ----------------       ---   ------------          ------------------------------
Stuart W. Epperson........  63        1986       Chairman of the Board
Edward G. Atsinger III....  60        1986       President, Chief Executive Officer and
                                                 Director
Eric H. Halvorson.........  51        1988       Executive Vice President, Chief Operating
                                                 Officer, General Counsel and Director
Roland S. Hinz............  61        1997       Director
Donald P. Hodel...........  64        1999       Director
Richard A. Riddle.........  55        1997       Director
Joseph S. Schuchert.......  71        1999       Director

     Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years.

     Mr. Epperson has been Chairman of Salem since its inception. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. In addition, he is a member of the board of directors of the National Religious Broadcasters. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger's sister.

     Mr. Atsinger has been President, Chief Executive Officer and a director of Salem since its inception. He has been engaged in the ownership and operation of radio stations since 1969 and is a member of the board of directors of the National Religious Broadcasters.

     Mr. Halvorson has been Chief Operating Officer of Salem since 1995, Executive Vice President of the company since 1991 and a director of the company since 1988. From 1991 to the present, Mr. Halvorson has also served as the General Counsel of the company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of the company. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973.

     Mr. Hinz has been a Director of Salem since 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1981. He is active in a number of non-profit organizations and serves as Chairman of the Fund Development Committee of English Language Institute China. Mr. Hinz also serves on the boards of directors of Gordon Conwell Theological Seminary, Association for Community Education, Inc., Truth for Life, and Lake Avenue Congregational Church.

     Mr. Hodel has been a Director of Salem since 1999. Mr. Hodel is a founder and has been the Managing Director of Summit Group International, Ltd., an energy and natural resources consulting firm, since 1989. He has served as Vice Chairman of Texon Corporation, an oil and natural gas marketing company, since 1994. Mr. Hodel served as President of the Christian Coalition from June 1997 to January 1999 and as Executive Vice President of Focus on the Family from January 1996 to August 1996. Mr. Hodel currently serves on the boards of directors of Integrated Electrical Services, Inc., Eagle Publishing, Inc. and Focus on the Family. During the Reagan Administration, Mr. Hodel served as Secretary of Energy and Secretary of the Interior.

     Mr. Riddle has been a director of Salem since 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to manufacturing companies. Since 1991 he has been the President of Richray Industries, a holding company for various manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when the company was sold. He also was Chief Operating Officer and majority stockholder of Richter Manufacturing from 1970 to 1987.

     Mr. Schuchert has been a Director of Salem since 1999. He was a founder of the investment firm Kelso & Company, Inc. in 1970 and served as its Chairman and Chief Executive Officer through December 1997 and Chairman since January 1998. Mr. Schuchert currently serves on the boards of directors of American Standard Corporation, Earl M. Jorgensen Company, the United States Chamber of Commerce and St. Vincent College. He is Director Emeritus of Carnegie Mellon University.

COMMITTEES OF THE BOARD OF DIRECTORS

     The company's board of directors has a standing Audit Committee, Compensation Committee and Stock Option Committee.

     Since its inception in April 1999, all decisions that would otherwise have been considered by the Audit Committee have instead been considered by the full board of directors. Accordingly, the Audit Committee held no meetings during 1999. In the future, the Audit Committee expects to meet quarterly and additional times as are necessary or advisable. The Audit Committee currently consists of Messrs. Riddle (Chairman), Hodel and Hinz. The Audit Committee's responsibilities are generally to assist the board in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the company and its subsidiaries. The Audit Committee also, among other things, oversees the company's financial reporting process, recommends to the board of directors the engagement of the company's independent auditors, monitors and reviews the quality and activities of the company's internal audit function and those of its independent auditors, and monitors the adequacy of the company's operating and internal controls as reported by management and internal auditors. The board of directors has adopted a written charter for the Audit Committee. The Audit Committee charter is included as Appendix A to this Proxy Statement. The members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers' listing standards.

     Since its inception in April 1999, all decisions that would otherwise have been considered by the Compensation Committee have instead been considered by the full board of directors. Accordingly, the Compensation Committee held no meetings during 1999. In the future, the Compensation Committee expects to meet annually and additional times as are necessary or advisable. The Compensation Committee currently consists of Messrs. Hinz (Chairman) and Schuchert. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the company's officers and senior employees and to recommend to the board salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the company's 1999 Stock Incentive Plan.

     The Stock Option Committee was established in February 2000 and currently consists of Messrs. Atsinger (Chairman) and Hinz. The Stock Option Committee is authorized to make grants of stock options under the company's 1999 Stock Incentive Plan to employees of the company other than officers or key employees and in amounts not to exceed 10,000 shares per calendar year.

     All of the directors serving on the Audit Committee and the Compensation Committee are directors who are not employees of the company. Mr. Atsinger, Salem's President and Chief Executive Officer, is Chairman of the Stock Option Committee.

MEETINGS OF THE BOARD OF DIRECTORS

     There were two meetings of the board of directors in 1999. During their respective incumbencies as directors in 1999, each of the directors attended at least 75% of the meetings of the board of directors.

COMPENSATION OF DIRECTORS

     Directors' Fees. Officers of Salem who also serve as directors do not receive compensation for their services as directors other than the compensation they receive as officers of Salem. Directors of Salem who are not also officers or employees of Salem receive $2,500 for each regular or special meeting of the board of directors and $500 for each regular or special meeting of any committee established by the board of directors (unless such committee meeting is held on the same day as a regular or special meeting of the board of directors). Directors of Salem are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at board and board committee meetings.

EXECUTIVE OFFICERS

     Set forth below are the executive officers of the company, together with the positions currently held by those persons, as of April 17, 2000. The executive officers are elected annually and serve at the pleasure of the company's board of directors; however, the company has entered into employment agreements with Messrs. Atsinger, Epperson and Halvorson, which agreements are described under "COMPENSATION AND OTHER INFORMATION -- Employment Agreements," below.

     NAME OF OFFICER        AGE                POSITION HELD WITH THE COMPANY
     ---------------        ---                ------------------------------
Stuart W. Epperson........  63    Chairman of the Board
Edward G. Atsinger III....  60    President, Chief Executive Officer and Director
Eric H. Halvorson.........  51    Executive Vice President, Chief Operating Officer,
                                  General Counsel and Director
Dirk Gastaldo.............  44    Vice President and Chief Financial Officer
Kenneth L. Gaines.........  61    Vice President -- Operations
Dave Armstrong............  54    Vice President -- Operations and General Manager/KKLA-FM,
                                    KLTH-AM, KLTX-AM and KIEV-AM
Joe D. Davis..............  56    Vice President -- Operations and General Manager/WMCA-AM
                                    and WWDJ-AM
Kenneth W. Sasso..........  53    Vice President -- Operations and General Manager/KGFT-FM,
                                    KPRZ-FM and KBIQ-FM
David Ruleman.............  53    Vice President -- Operations and General Manager/WAVA-FM,
                                    WITH-AM and WABS-AM
Greg R. Anderson..........  53    President, Salem Radio Network
James R. Cumbee...........  47    President, Non-Broadcast Media
John W. Styll.............  48    President, CCM Communications, Inc.

     Set forth below is certain information concerning the business experience during the past five years of each of the individuals named above (other than Messrs. Atsinger, Epperson and Halvorson see "--Directors," above).

     Mr. Gastaldo has been Chief Financial Officer of Salem since 1993, and a Vice President of the company since 1992. From 1992 to 1993, Mr. Gastaldo was Vice President -- Administration of the company, and from 1989 to 1991 he was Manager -- Internal Audit of the company. He was a Certified Public Accountant with Ernst & Young from 1978 to 1989.

     Mr. Gaines has been Vice President -- Operations of Salem since 1994. Prior to that time, he served as General Manager of KKLA-FM from 1992 to 1994 and General Manager of WYLL-FM from 1990 to 1992. Mr. Gaines has been involved in the management of radio stations since 1964. He served as Executive Vice President of Commonwealth Communications from 1988 to 1990, Vice President of Penn Communications from 1985 to 1988, Executive Vice President of Broadstreet Communications from 1974 to 1985 and Vice President and General Manager of Metromedia from 1964 to 1974.

     Mr. Armstrong has been Vice President -- Operations of Salem since 1996 and General Manager of KKLA-FM and KLTH-AM since 1994. He has also supervised operations of KLTX-AM since 1997 and of

KIEV-AM since 1998. Mr. Armstrong has 28 years of radio broadcast experience and has been general manager of stations in Santa Ana and Orange, California.

     Mr. Davis has been Vice President -- Operations of Salem since 1996 and General Manager of WMCA-AM since 1989. He has also been the General Manager of WWDJ-AM since 1994. He has previously served as Vice President and Executive Director of Christian Fund for the Disabled as well as President of Practice Resources, Inc., Davis Eaton Corporation and Vintage Specialty Advertising company.

     Mr. Sasso has been Vice President -- Operations of Salem since 1996 and General Manager of the company's Colorado Springs stations from 1994 to present. He also served as General Manager of the company's Denver stations from 1995 to 1996. Mr. Sasso is the former owner of eight radio stations in Florida, Mississippi and Louisiana which were sold in 1989. From 1969 to 1979 he served in various radio management capacities for King Broadcasting and The American Broadcasting Companies.

     Mr. Ruleman has been Vice President -- Operations of Salem since 1999 and General Manager of WAVA-FM since 1992, WITH-AM since 1997 and WABS-AM since 2000. He was General Manager of KPRZ-AM from 1986 to 1992. From 1973 to 1986, Mr. Ruleman served as Vice President of Palomar Broadcasting Corporation, a group owner of radio stations in Southern California.

     Mr. Anderson has been President of Salem Radio Network(R) since 1994. From 1993 to 1994, Mr. Anderson was the Vice President -- General Manager of the network. Mr. Anderson was employed by Multimedia, Inc. from 1980 to 1993. After serving as program director and general manager at Multimedia stations in Greenville, Shreveport and Milwaukee, he was named Vice President, Operations, of the Multimedia radio division in 1987 and was subsequently appointed as Executive Vice President and group head of Multimedia's radio division.

     Mr. Cumbee has been the President of Non-Broadcast Media of Salem since January 2000. He was the President of Reach Satellite Network, Inc. in Nashville, Tennessee from 1996 through 1999. From 1990 to 1996 he served as Vice President of Disney Vacation Development Company.

     Mr. Styll founded Praise Productions, the predecessor of CCM
Communications, Inc., in 1978 and has served as the President of CCM Communications, Inc. since its incorporation in 1979. He served as President of the Gospel Music Association from 1991 to 1994 and as President of the Christian Music Trade Association from 1996 to 1998. Mr. Styll is a member of the National Academy of Recording Arts and Sciences.

                       COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation paid by the company for 1999, 1998 and 1997 to the company's Chief Executive Officer and the four highest paid executive officers of the company serving as of December 31, 1999 (the "Named Executive Officers").

                                                   ANNUAL COMPENSATION
                                            ----------------------------------
                                                                  OTHER ANNUAL    ALL OTHER
    NAME AND PRINCIPAL POSITIONS      YEAR   SALARY     BONUS     COMPENSATION   COMPENSATION
    ----------------------------      ----  --------   --------   ------------   ------------
Edward G. Atsinger III..............  1999  $516,667   $     --    $       --     $       --
  President, Chief Executive          1998   400,000    250,000            --             --
  Officer and Director                1997   400,000         --     1,281,192(1)          --
Stuart W. Epperson..................  1999   516,667         --            --             --
  Chairman of the Board               1998   400,000    288,000            --             --
                                      1997   400,000         --     1,281,192(1)          --
Eric H. Halvorson...................  1999   358,333    100,000            --      1,739,384(2)
  Executive Vice President, Chief     1998   285,000     87,500            --            570(3)
  Operating Officer and Director      1997   270,000     85,000            --         63,525(4)
Dave Armstrong......................  1999   207,212     40,000            --          2,500(3)
  Vice President -- Operations        1998   175,658     38,000            --            876(3)
                                      1997   163,683         --            --             19(3)
Dirk Gastaldo.......................  1999   193,750     40,000            --          1,546(3)
  Vice President and Chief            1998   150,000     25,000            --            625(3)
  Financial Officer                   1997   140,000     32,500            --             --

---------------
(1) Represents tax reimbursement payments made to satisfy individual federal and state income tax liabilities generated by subsidiaries New Inspiration Broadcasting Company, Inc. and Golden Gate Broadcasting Company, Inc. as a result of their S corporation status. Of the 1997 amounts, approximately $390,000 was paid to each executive as distributions from New Inspiration and Golden Gate. See the company's Consolidated Statements of Stockholders' Equity included in the Annual Report to Stockholders furnished with this Proxy Statement.

(2) Includes employer matching contributions to Mr. Halvorson's 401(k) account, a grant of 75,000 shares of Class A common stock at fair market value of $900,000 and a cash bonus paid equal to the individual income tax liability incurred by Mr. Halvorson in connection with the stock grant.

(3) Represents employer matching contributions to individuals' 401(k) accounts.

(4) Includes employer matching contributions to Mr. Halvorson's 401(k) account, cancellation of $25,000 indebtedness owed to the company by Mr. Halvorson and accrued interest of $7,420, and a distribution to Mr. Halvorson of $30,155, an amount equal to the tax liability incurred by Mr. Halvorson as a result of cancellation of this debt.

1999 STOCK INCENTIVE PLAN AND STOCK OPTION GRANTS

     On May 26, 1999, the company adopted the 1999 Stock Incentive Plan, designed to provide incentives relating to equity ownership to plan participants including present and future directors, officers, employees, consultants and advisors of Salem and its subsidiaries as may be selected by the board of directors or a board committee that the board may appoint to administer the plan. Awards under the 1999 Stock Incentive Plan may be granted in the form of stock options, restricted stock, stock appreciation rights, stock payments, dividend equivalents, stock bonuses, stock sales, phantom stock and/or other stock-based benefits. An aggregate of 1,000,000 shares of Class A common stock were reserved for issuance under the plan. Options generally vest over 5 years and have a maximum term of 10 years. The plan provides that vesting may be accelerated in certain corporate transactions of the company.

     Effective as of the first public offering of the company's Class A common stock on July 1, 1999 and subsequent thereto through December 31, 1999, the company granted stock options under the plan for the purchase of an aggregate of up to 304,500 shares of Class A common stock. The options were granted to selected directors, executive officers and employees of Salem. No portion of the options granted have thus far vested.

     The following table sets forth information regarding grants of stock options by the company during fiscal 1999 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INITIAL GRANTS
                              ------------------------------------------------------
                               NUMBER OF                                               POTENTIAL REALIZABLE VALUE
                               SHARES OF      PERCENT OF                                 OF ASSUMED ANNUAL RATES
                                CLASS A         TOTAL                                        OF STOCK PRICE
                              COMMON STOCK     OPTIONS                                   APPRECIATION FOR OPTION
                               UNDERLYING     GRANTED TO    EXERCISE OR                           TERM
                                OPTIONS      EMPLOYEES IN      BASE       EXPIRATION   ---------------------------
            NAME               GRANTED(#)    FISCAL YEAR    PRICE($/SH)      DATE         5%($)         10%($)
            ----              ------------   ------------   -----------   ----------   -----------   -------------
Eric H. Halvorson...........     35,000          11.5%        $22.50       6/30/09      $495,255      $1,255,072
Dave Armstrong..............     10,000           3.3%         22.50       6/30/09       141,501         358,592
Dirk Gastaldo...............     20,000           6.6%         22.50       6/30/09       283,003         717,184

EMPLOYMENT AGREEMENTS

     Edward G. Atsinger III and Stuart W. Epperson entered into employment agreements with Salem effective as of August 1, 1997 and as amended effective as of May 19, 1999, pursuant to which Mr. Atsinger will serve as President and Chief Executive Officer of Salem and Mr. Epperson will serve as chairman of Salem for an initial period expiring July 31, 2001. Pursuant to the employment agreements, each of Messrs. Atsinger and Epperson will be paid an annual base salary and an annual bonus determined at the discretion of the board of directors. Effective as of January 1, 2000, the annual base salary payable to each of Messrs. Atsinger and Epperson is $500,000. Messrs. Atsinger's and Epperson's employment agreements provide that, in the event of a termination of employment by Salem without cause (or a constructive termination by Salem) during the initial term of employment, Salem will pay a severance benefit in the form of salary continuation payments for the longer of six months or the remainder of the initial term, plus accrued bonus through the date of termination. Following the initial term of employment, a termination of employment by Salem without cause (or a constructive termination by Salem) or a failure by Salem to renew the initial or any subsequent term of employment for an additional annual term would entitle Messrs. Atsinger and Epperson to three months of severance plus accrued bonus through the date of termination.

     Additionally, the employment agreements with Messrs. Atsinger and Epperson provide Salem with a right of first refusal on corporate opportunities, which includes acquisitions of radio stations in any market in which Salem is interested, and includes a noncompete provision for a period of two years from the cessation of employment with Salem and a nondisclosure provision which is effective for the term of the employment agreement and indefinitely thereafter.

     Eric H. Halvorson entered into an employment agreement with Salem pursuant to which he serves as Executive Vice President of Salem. Effective as of January 1, 2000 his annual salary is $350,000. His employment agreement has a term through December 2003. If Mr. Halvorson is terminated without cause by Salem, he is entitled to severance payments equal to his salary for the remaining term of his agreement. Mr. Halvorson also entered into a deferred compensation agreement with Salem effective as of November 1991, pursuant to which Mr. Halvorson will receive (i) 50% of the average of his three highest years of compensation, payable for a period of ten consecutive years, if he remains employed by Salem until age 60, or (ii) a discounted amount, based upon the compensation he would have received if he had remained employed until age 60, if his employment terminates for any reason after the term of the employment agreement or before he reaches age 60 by reason of death, disability or termination by Salem without cause.

     On May 26, 1999, Salem granted 75,000 shares of Class A common stock to Eric H. Halvorson and a cash bonus to be paid in an amount equal to the individual income tax liability incurred by Mr. Halvorson in connection with the stock grant.

401(k) PLAN

     The company adopted a 401(k) savings plan in 1993 for the purpose of providing, at the option of the employee, retirement benefits to full-time employees of the company and its subsidiaries. Participants are allowed to make nonforfeitable contributions to the savings plan of up to 15% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The company currently matches 25% of the amounts contributed by each participant but does not match participants' contributions in excess of 6% of their compensation per pay period. The company made a contribution of $237,000 to the 401(k) savings plan during 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The company's Compensation Committee consists of Messrs. Hinz (Chairman) and Schuchert. Neither members is, or formerly was, an officer or employee of the company or any of its subsidiaries and neither had any relationship with the company requiring disclosure herein under applicable rules. In addition, to the company's knowledge, no executive officer or director of Salem has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The company's compensation program is administered by the Compensation Committee of the board of directors, which is composed of two outside, non-employee directors. Following review and approval by the Compensation Committee, issues pertaining to compensation benefits and severance arrangements for the company's key executives are submitted to the full board of directors for approval.

     The following is the Compensation Committee report addressing the compensation of the company's key executive officers for the 1999 fiscal year.

REPORT OF THE COMPENSATION COMMITTEE

     The primary function of the Compensation Committee is to oversee Salem's policies relating to executive compensation. The Compensation Committee's primary objectives are to attract and retain qualified individuals by providing competitive compensation and to encourage key management employees to conduct the affairs of the company in a manner that will directly benefit the company and its stockholders.

     The Compensation Committee's policy is to establish fair and competitive base salaries for the company's key executives. In fulfilling this role, the Compensation Committee intends to compare the salaries of Salem's executives with those with similar responsibilities at companies that are considered to be comparable in term of assets, net worth, revenue and operating cash flow. The Compensation Committee intends also to analyze the impact of a key executive's individual performance with respect to matters important to the interests of Salem and believes that outstanding performance merits increases in base salary, bonus consideration and stock-based incentives. The Compensation Committee believes that a direct relationship between an executive's compensation and that executive's contribution to the company's interests best serves the company's stockholders.

     Accordingly, the following principals are inherent in all of the Compensation Committee's considerations regarding compensation for key executives:

     1. In order to attract and retain highly qualified and experienced personnel necessary to fulfill the objectives of the company, Salem must offer competitive compensation, including a competitive base salary, cash bonus incentives and stock-based incentives;

     2. Cash compensation in excess of the employee's base salary should be tied to the individual's performance, the performance of the business unit for which the employee is responsible and the overall performance of the company; and,

     3. The financial interest of the key executives of the company should be closely aligned with the financial interests of the company's stockholders.

     In 1999, the four primary forms of compensation paid or awarded to Salem's key management personnel were salary, cash bonuses, stock options and a stock grant. The base salaries for the Chairman, Chief Executive Officer and Chief Operating Officer in 1999 were provided for in their respective employment agreements with Salem. The Chairman's base salary for 1999 was $516,667. The Chief Executive Officer's base salary for 1999 was $516,667. The Chief Operating Officer's base salary for 1999 was $358,333. The Chairman, Chief Executive Officer and Chief Operating Officer each agreed, effective January 1, 2000, to reduce their salary by $100,000, $100,000 and $50,000, respectively. Salary for all other key executives is reviewed periodically and adjusted as warranted in accordance with the company's principles regarding executive compensation outlined above.

     All additional cash compensation paid to key management employees in 1999 was tied to the performance of the individual, the business unit for which they were responsible and the company. The employment agreements for the Chairman, Chief Executive Officer and Chief Operating Officer each provide for additional cash bonuses that may be paid to such executive officers at the sole discretion of the board of directors. In 1999, neither the Chairman nor Chief Executive Officer received any cash bonus; the Chief Operating Officer received a cash bonus of $100,000 based on his performance in the prior year.

     The Compensation Committee believes that ownership of the Company's stock by key management more closely aligns the interest of key management to that of stockholders. In 1999, the Chief Operating Officer was given a one-time grant of 75,000 shares of Class A common stock in recognition of the contributions he made in successfully implementing the company's acquisition and operational strategies and in improving the company's financial results. In connection with the initial public offering in July, 1999, stock options were granted to the company's executives and other key employees. The stock options granted to the executives and other key employees in 1999 generally vest over 5 years and have an exercise price at an amount equal to or exceeding the fair market price of Salem's stock at the time of the grant. This approach is designed to increase stockholder value over a long term, since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     The Internal Revenue Code ("Code") contains a provision that limits the tax deductibility of certain compensation paid to certain executive officers and disallows the deductibility of certain compensation in excess of $1,000,000 per year unless the compensation is considered "performance-based" pursuant to the rules established in the Code. Salem's policies and practices generally ensure the maximum deduction possible under the Code; however, the company reserves the right to forego any and all of the tax deduction if it is believed to be in the best overall interest of Salem and its stockholders.

                                          COMPENSATION COMMITTEE
                                          Roland S. Hinz (Chairman)
                                          Joseph S. Schuchert

     The report of the Compensation Committee shall not be deemed incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return of the company's Class A common stock with the cumulative total return of the Nasdaq National Market System equity index and the Paul Kagan Associates, Inc. Broadcasting Average index since July 1, 1999, when the company's Class A common stock was first registered under the Exchange Act, through December 31, 1999. The company's Class B common stock is not publicly traded and is not registered. The graph assumes that the value of an investment in the Company's Class A common stock and each index was $100 on July 1, 1999 and that any dividends were reinvested. No cash dividends have been declared on the company's Class A common stock since the initial public offering. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                       COMPARISON OF CUMULATIVE RETURN(1)



                              [PERFORMANCE GRAPH]

                                   SALEM       NASDAQ        PAUL KAGAN
                                   -----       ------        ----------
7/1/99                              100          100             100
9/30/99                             100          101             102
12/31/99                             89          150             129

---------------
(1) Salem's Class A common stock returns were calculated based on the closing sales prices per share of the Class A common stock as follows: 7/1/99 (initial trading day), $25.50; 9/30/99, $25.50; 12/31/99, $22.625. The
    $22.50 per share initial public offering price of the company's Class A common stock was not used in calculating the Salem graph points.

     The stock price performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the company's Class A and Class B common stock as of April 1, 2000, by (i) each person believed by the company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock, (ii) each director, (iii) each of the Chief Executive Officer and the four most highly compensated executive officers of the company who were serving as executive officers at December 31, 1999 and (iv) all directors and executive officers as a group.

                                                                                         PERCENT OF
                                                                                          VOTES OF
                                         CLASS A                     CLASS B             ALL CLASSES
                                       COMMON STOCK                COMMON STOCK              OF
                                 ------------------------    ------------------------      COMMON
      NAME AND ADDRESS(1)         NUMBER        % VOTE(2)     NUMBER        % VOTE(2)     STOCK(2)
      -------------------        ---------      ---------    ---------      ---------    -----------
Stuart W. Epperson.............  4,167,029(3)     23.28%     2,776,848(4)     50.00%        43.49%
Nancy A. Epperson..............  4,167,029(3)     23.28%     2,776,848(4)     50.00%        43.49%
Edward G. Atsinger III.........  4,244,530        23.70%     2,776,848(5)     50.00%        43.59%
Eric H. Halvorson..............     75,000(6)      *                 0         *            *
Roland S. Hinz.................    141,971(7)      *                 0         *            *
Donald P. Hodel................          0         *                 0         *            *
Richard A. Riddle..............     53,667(8)      *                 0         *            *
Joseph S. Schuchert............      5,000         *                 0         *            *
Dave Armstrong.................        100         *                 0         *            *
Dirk Gastaldo..................        500         *                 0         *            *
All directors and executive
  officers as a group (16
  persons).....................  8,687,797        48.53%     5,553,696       100.00%       100.00%

---------------
 *  Less than 1%.

(1) The address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

(2) Percentage voting power is based upon 17,902,392 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of April 1, 2000, and the general voting power of one vote for each shares of Class A common stock and ten votes for each share of Class B common stock. For information regarding voting power, see the section of this Proxy Statement entitled "INFORMATION REGARDING VOTING AT THE ANNUAL MEETING -- Record Date and Voting."

(3) Includes shares of Class A common stock held by a trust of which Mr. Epperson is trustee and held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table.

(4) Includes shares of Class B common stock held directly by Mr. Epperson and shares held directly by Mrs. Epperson.

(5) These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee.

(6) These shares of Class A common stock are held by trusts for which Mr. Halvorson and his wife are trustees.

(7) Includes 44,444 shares of Class A common stock held by a trust for which Mr. Hinz and his wife are trustees, 1,411 shares held by his wife and 444 shares held by his son. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife and his son.

(8) Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee.

                           RELATED PARTY TRANSACTIONS

CERTAIN LOAN TRANSACTIONS

     In December 1997, the company borrowed $1.8 million from Mr. Atsinger pursuant to a promissory note with a revolving principal amount of up to $2.5 million. The outstanding balance on the note as of December 31, 1998 was $1.8 million. The note was a demand note which bore interest at a floating rate last set at 8%. The company repaid this note in full and it was cancelled in April 1999.

     In January 1998, the company borrowed $1.5 million from Mr. Epperson pursuant to a promissory note with a revolving principal amount of up to $2.5 million. In May 1998, the company repaid $1.5 million and there was no outstanding balance on the note as of December 31, 1998. The note was a demand note which bore interest at floating rate last set at 8%. The note was cancelled in April 1999.

     In 1997, the company purchased split-dollar life insurance policies for its then-sole shareholders, Messrs. Atsinger and Epperson. Mr. Epperson selected a policy in the amount of $20 million while Mr. Atsinger selected a policy in the amount of $40 million, resulting in a premium difference of $94,000 between the two policies, which difference was paid to Mr. Epperson in cash in the form of an interest-free loan. The loan will be called upon payment by Mr. Atsinger of $94,000 to the company. In 1998, the company purchased one-year split-dollar life insurance policies in the amount of $20 million for each of Messrs. Atsinger and Epperson.

LEASES WITH PRINCIPAL STOCKHOLDERS

     The company leases the studios and tower and antenna sites described in the table below from Messrs. Atsinger and Epperson or trusts and partnerships created for the benefit of Messrs. Atsinger and Epperson and their families. All such leases have cost of living adjustments. Based upon management's assessment and analysis of local market conditions for comparable properties, the company believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

                                                                                CURRENT      EXPIRATION
           MARKET              STATION CALL LETTERS    FACILITIES LEASED     ANNUAL RENTAL    DATE(1)
           ------              --------------------    -----------------     -------------   ----------
LEASES WITH BOTH MESSRS. ATSINGER AND EPPERSON:
Los Angeles, CA                KLTX-AM               Antenna/Tower            $  146,928        2002
Chicago, IL                    WYLL-FM               Antenna/Tower               120,000        2009
San Francisco, CA              KFAX-AM               Antenna/Tower               152,700        2003
Philadelphia, PA               WFIL-AM/WZZD-AM       Antenna/Tower/Studios       117,516        2004
Houston-Galveston, TX          KKHT-FM               Antenna/Tower               157,500        2008
                               KKHT-FM               Antenna/Tower                20,244        2005
                               KENR-AM               Antenna/Tower                33,744        2005
                               KTEK-AM               Antenna/Tower                17,604        2008
Seattle-Tacoma, WA             KGNW-AM               Antenna/Tower                38,196        2002
                               KLFE-AM               Antenna/Tower                27,768        2004
Minneapolis-St. Paul, MN       KKMS-AM               Tower/Antenna/Studios       141,624        2006
Pittsburgh, PA                 WORD-FM               Antenna/Tower                28,464        2003
Denver-Boulder, CO             KNUS-AM               Antenna/Tower                19,716        2006
                               KRKS-AM/KBJD-AM       Antenna/Tower                60,000        2009
Cleveland, OH                  WHK-AM                Antenna/Tower                35,724        2008
Portland, OR                   KPDQ-AM/FM            Studios                      64,644        2002
                                                     Antenna/Tower                14,688        2002
Cincinnati, OH                 WTSJ-AM               Antenna/Tower                12,756        2007
Riverside-San Bernardino, CA   KLTH-AM               Antenna/Tower/Studios        48,492        2002
Sacramento, CA                 KFIA-AM               Antenna/Tower                86,496        2006
San Antonio, TX                KSLR-AM               Antenna/Tower                34,728        2007
                               KSLR-AM               Antenna/Tower                 9,000        2009
Akron, OH                      WHLO-AM               Antenna/Tower                12,756        2007
Canton, OH                     WHK-FM                Antenna/Tower                12,756        2007
                                                                              ----------
                                                                              $1,414,044
                                                                              ==========
LEASE WITH MR. ATSINGER:
San Diego, CA                  KPRZ-AM               Antenna/Tower                49,572        2002
                                                                              ----------
                                                                              $1,463,616
                                                                              ==========

---------------
(1) The expiration date reported for certain facilities represents the expiration date assuming exercise of lease term extensions at Salem's option.

     Rental expense paid by the company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 1999 amounted to approximately $1,300,000. Rental expense paid by the company to Mr. Atsinger or trusts created for the benefit of his family for 1999 amounted to approximately $48,000.

KKOL-AM

     In April, 1999, the company purchased KKOL-AM, Seattle, Washington for $1.4 million and the associated real estate and a transmitter site for $400,000 from Sonsinger, Inc., a corporation owned by Messrs. Atsinger and Epperson. Prior to the acquisition, pursuant to a local marketing agreement with Sonsinger entered into on June 13, 1997, the company programmed KKOL-AM and sold all the airtime. Under that local marketing agreement the company retained all of the revenue, incurred all of the expenses related to its operation of KKOL-AM, and incurred local marketing fees under the agreement.

RADIO STATIONS OWNED BY THE EPPERSONS

     Nancy Epperson, the wife of our Chief Executive Officer, Stuart E. Epperson, has personally acquired four radio stations in the Norfolk-Virginia Beach-Newport News, Virginia market. Additionally, Mr. Epperson has personally acquired certain radio stations in the Greensboro-Winston-Salem, North Carolina market. These Virginia and North Carolina markets are not currently served by stations owned and operated by the company. Acquisitions in such markets are not part of the company's current business and acquisition strategies. Under his employment agreement, Mr. Epperson is required to offer the company a right of first refusal of opportunities related to the company's business.

TRANSPORTATION SERVICES SUPPLIED BY ATSINGER AVIATION

     From time to time, Salem rents an airplane and a helicopter from Atsinger Aviation LLC, which is owned by Mr. Atsinger. As approved by the independent members of Salem's board of directors, Salem rents these aircraft on an hourly basis at below-market rates and uses them for general corporate needs. In 1999, the company paid $156,000 to Atsinger Aviation for airplane and helicopter rental.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders of the company will be asked to vote on the election of seven directors. Two nominees are nominated as "Independent Directors" and shall be elected by the holders of Class A common stock as a class, exclusive of all the Class B stockholders. Donald P. Hodel and Joseph S. Schuchert have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, and listed on the enclosed proxy card, for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to one-year terms and will serve until the annual meeting of stockholders to be held in the year 2001 and until their successors have been duly elected and qualified.

     Set forth below are the names of persons nominated by the company's board of directors for election as directors at the Annual Meeting. Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz, Hodel, Riddle and Schuchert; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz and Riddle. For a description of the nominees principal occupation and business experience during the last five years and present directorships, please see "DIRECTORS AND EXECUTIVE OFFICERS -- Directors," above.

                                                                              FIRST      TERM AS
                                                                             BECAME      COMPANY
                                                                           DIRECTOR OF   DIRECTOR
         NAME                           CURRENT OCCUPATION                   COMPANY     EXPIRES
         ----                           ------------------                 -----------   --------
Stuart W. Epperson.....  Chairman of the Board of Salem                       1986         2000
Edward G. Atsinger       President and Chief Executive Officer of Salem       1986         2000
  III..................
Eric H. Halvorson......  Executive Vice President, Chief Operating            1988         2000
                         Officer and General Counsel of Salem
Roland S. Hinz.........  Owner, President and Editor-in-Chief of              1997         2000
                         Hi-Torque Publishing
Donald P. Hodel........  Managing Director of Summit Group International      1999         2000
                         Ltd.
Richard A. Riddle......  Consultant/Independent Businessman                   1997         2000
Joseph S. Schuchert....  Chairman of Kelso & Company, Inc.                    1999         2000

     The company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

         THE COMPANY'S RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP has been the independent certified public accounting firm for the company since 1991, and has been selected by the company to continue to serve as the accountants for the company for 2000. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                STOCKHOLDERS' PROPOSALS FOR 2001 PROXY STATEMENT

     Any stockholder of the company wishing to have a proposal considered for inclusion in the company's proxy solicitation materials relating to the company's 2001 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Corporate Secretary of the company at its principal executive offices and such notice must be received on or before February 23, 2001. The proposal may be included in next year's proxy statement if it complies with certain rules and regulations promulgated by the Securities and Exchange Commission. The board of directors will review proposals from eligible stockholders which it receives by February 23, 2001 and will determine whether any such proposal will be included in its 2001 proxy solicitation materials.

                                 OTHER MATTERS

     At the time of preparation of this Proxy Statement, the board of directors of the company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal as of 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

     Pursuant to the Bylaws of Salem, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Corporate Secretary. To be timely, a stockholder's written notice must be delivered to the Corporate Secretary at the company's principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Corporate Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder's notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the Securities and Exchange Commission; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the company's Bylaws (a copy of which is available upon request to the Corporate Secretary of the company), which section requires that the notice contain a brief description of such proposal and the reason for conducting such business at the annual meeting, the name and address, as they appear on the company's books, of the stockholder making such proposal, the number of shares of Class A and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and requirements of the National Association of Securities Dealers, officers and directors of the company and persons who beneficially own more than 10% of the common stock of the Company are required to file with the Securities and Exchange Commission and the National Association of Securities Dealers and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company.

     Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 1999 and/or written representations from such reporting persons, the company believes that its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except that the individuals listed in the following table were not timely in reporting one-time purchases of the company's Class A common stock. All such purchases were made as part of a reserved share purchase program at the time of the company's initial public offering in July 1999. These purchases have been reported on Form 4s filed for each person with the Securities and Exchange Commission in April 2000.

                          NUMBER OF SHARES OF
          NAME            CLASS A COMMON STOCK
          ----            --------------------
Greg R. Anderson........            500
Dave Armstrong..........            100
Joe D. Davis............          1,000
Dirk Gastaldo...........            500
Eileen E. Hill..........            444
Roland S. Hinz(1).......         58,638

                          NUMBER OF SHARES OF
          NAME            CLASS A COMMON STOCK
          ----            --------------------
Richard A. Riddle(2)....         26,667
David Ruleman...........          2,000
Kenneth W. Sasso........            750
Joseph S. Schuchert.....          5,000
John W. Styll...........          1,000
W. Douglas Young........          6,667

---------------
(1) Includes 44,444 shares held by a trust for which Mr. Hinz and his wife are trustees, 1,411 shares held by his wife and 444 shares held by his son. Mr. Hinz disclaims beneficial ownership of shares held by his wife and his son.

(2) Includes 17,778 shares held by a trust for which Mr. Riddle is trustee.

                           ANNUAL REPORT ON FORM 10-K

     The company's Annual Report to Stockholders for the year ended December 31, 1999, including audited financial statements, is being mailed to stockholders along with these proxy materials. The company's Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission (without exhibits) is available to stockholders without charge upon written request to the company. Exhibits to the Annual Report on Form 10-K may be obtained from the company upon payment of the company's reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Jonathan L. Block, Salem Communications Corporation, 4880 Santa Rosa Road, Suite 300, Camarillo, California 93012.

                                          By order of the board of directors

                                          /s/ JONATHAN L. BLOCK
                                          JONATHAN L. BLOCK

                                          Corporate Secretary
Camarillo, California
April 28, 2000

         PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     If you have any questions, or have any difficulty voting your shares, please contact Jonathan L. Block of Salem at (805) 987-0400.

                                   APPENDIX A

                        SALEM COMMUNICATIONS CORPORATION

AUDIT COMMITTEE CHARTER

1. ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of independence. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise, both as provided in the NASD Rules.

2. STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

3. RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall review the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as required under Independence Standards Board Standard 1. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

4. MEETINGS

     The audit committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The audit committee shall meet in executive session with the independent auditors at least annually. The audit committee shall report to the full board of directors with respect to its meetings. The majority of the members of the audit committee shall constitute a quorum.

                        SALEM COMMUNICATIONS CORPORATION
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2000
                  Solicited on Behalf of the Board of Directors

         The undersigned authorizes Eric H. Halvorson and Jonathan L.
Block, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A and Class B Common Stock of Salem Communications Corporation, (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Westlake Hotel, 880 South Westlake Boulevard, Westlake Village, California, on Wednesday, May 24, 2000 at 10:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

         The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated in each case, April 28, 2000. All other proxies heretofore given by the undersigned to vote shares of the Company's Class A or Class B Common stock are expressly revoked.

         The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.




(Continued, and to be signed and dated on the reverse side.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"


1. To elect seven (7)      FOR all       [X]      WITHHOLD      [X]      EXCEPTIONS [X]
   members to the Board    nominees               AUTHORITY to vote
   of Directors of Salem:  listed below for       for all nominees
                           whom stockholder is    listed below for whom
                           entitled to vote+      stockholder is
                                                  entitled to vote+

Nominees: Edward G. Atsinger III    Eric H. Halvorson     Joseph S. Schuchert+
          Stuart W. Epperson        Richard A. Riddle     Donald P. Hodel+
          Roland S. Hinz


+ Messrs. Schuchert and Hodel are nominated as independent directors; only holders of Class A Common Stock are entitled to vote on the election of the two independent directors.


(INSTRUCTIONS. To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions ____________________________________________________________________


2. At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                              I plan to attend the           [X]
                                              Annual Meeting
       ADDRESS AREA
                                              Change of Address and/or       [X]
                                              Comments Mark Here

                                              Please sign exactly as your name
                                              appears hereon. When signing in a
                                              representative capacity, please
                                              give full title.


                                              Date:  ______________, 2000


                                              __________________________________

                                              __________________________________
                                              Signature

                                              Votes MUST be indicated (x)    [X]
                                              in Black or Blue ink.


   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


                                      P-2